Exhibit 99.2

Sunrise Senior Living

Community Data

Ownership Type

Stabilized Properties 1)			Sequential Same Community-Unit Occupancy
Ownership Type	Comm.	Units	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011 3)	Three Months Ended June 30, 2011 3)	Three Months Ended March 31, 2011 3)	Twelve Months Ended December 31, 2011	Nine Months Ended September 30, 2011 3)	Six Months Ended June 30, 2011 3)
Consolidated	23	2,112	85.8%	86.2%	84.5%	83.7%	84.8%	84.8%	84.1%
Leased	26	5,675	88.0%	88.2%	88.3%	88.8%	88.3%	88.4%	88.5%
Joint Ventures-US	76	5,653	88.6%	87.9%	87.8%	88.2%	88.1%	88.0%	88.0%
Joint Ventures-UK	20	1,677	88.5%	87.3%	87.4%	85.5%	87.2%	86.7%	86.4%
Managed	142	13,143	88.5%	88.0%	87.4%	87.8%	87.9%	87.7%	87.6%

Total Stabilized	287	28,260	88.2%	87.8%	87.4%	87.7%	87.8%	87.6%	87.5%

Lease-Up Properties 2)			Sequential Same Community-Unit Occupancy
Ownership Type	Comm.	Units	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011 3)	Three Months Ended June 30, 2011 3)	Three Months Ended March 31, 2011 3)	Twelve Months Ended December 31, 2011	Nine Months Ended September 30, 2011 3)	Six Months Ended June 30, 2011 3)
Consolidated	1	99	66.7%	61.4%	59.5%	62.7%	62.6%	61.2%	61.1%
Joint Ventures-US	16	1,786	71.5%	69.3%	65.2%	61.9%	67.0%	65.5%	63.5%
Joint Ventures-UK	7	588	93.0%	90.2%	85.9%	82.3%	87.8%	86.1%	84.1%

Total Lease Up	24	2,473	76.4%	73.9%	69.9%	66.8%	71.8%	70.2%	68.3%

Total Properties			Sequential Same Community-Unit Occupancy
Ownership Type	Comm.	Units	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011 3)	Three Months Ended June 30, 2011 3)	Three Months Ended March 31, 2011 3)	Twelve Months Ended December 31, 2011	Nine Months Ended September 30, 2011 3)	Six Months Ended June 30, 2011 3)
Consolidated	24	2,211	84.9%	85.0%	83.4%	82.7%	83.8%	83.7%	83.1%
Leased	26	5,675	88.0%	88.2%	88.3%	88.8%	88.3%	88.4%	88.5%
Joint Ventures-US	92	7,439	84.5%	83.4%	82.3%	81.9%	83.0%	82.6%	82.1%
Joint Ventures-UK	27	2,265	89.6%	88.1%	87.0%	84.6%	87.3%	86.6%	85.8%
Managed	142	13,143	88.5%	88.0%	87.4%	87.8%	87.9%	87.7%	87.6%

Total Properties	311	30,733	87.2%	86.7%	86.0%	86.0%	86.5%	86.2%	86.0%

Footnotes:

1)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of December 31, 2011. All managed communities are stabilized properties.
2)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of December 31, 2011.
3)	We have provided revised March 31, 2011, June 30, 2011, and September 30, 2011 occupancy tables which include the same community count we have provided for the period ended December 31, 2011. During 2011, six stabilized communities were sold or transitioned, and three consolidated communities, three communities in pool 14, eight communities in pool 16, three communities in pool 17, 15 communities in pool 3, and 1 community in pool 22 moved into our stabilized portfolio.

Sunrise Senior Living

Community Data

Consolidated Communities

Stabilized Properties 2)					Unit Occupancy				Net Operating Income 1)
			Ownership	State/	Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010	2011	2010	2011	2010
Connecticut Avenue 4)	1	100	100.0%	DC	98.2%	86.4%	92.3%	82.7%	$1,320,269	$881,686	$4,305,628	$3,173,737
AL US 4), 6)	15	1,091	100.0%	Various	89.1%	87.1%	88.2%	87.3%	8,326,591	7,963,175	31,567,051	31,620,723
Quebec 4)	3	246	100.0%	QU	71.3%	57.8%	64.7%	53.3%	954,125	604,745	2,455,498	1,305,882
Other Consolidated 4)	1	371	0.0%	NJ	72.6%	72.5%	73.5%	74.4%	386,576	248,550	1,949,725	1,748,850
Other Consolidated 4), 7)	1	137	50.0%	MD	97.0%	97.5%	97.5%	96.4%	1,410,368	1,303,850	5,435,556	5,115,276

Total Stabilized Excluding 2 Condos	21	1,945			84.7%	81.3%	83.3%	81.0%	12,397,929	11,002,006	45,713,458	42,964,468

Other Consolidated 4), 5)	2	167	100.0%	Various	98.1%	103.5%	101.7%	103.6%	(13,919)	(104,192)	(179,986)	(197,187)

Total Stabilized	23	2,112			85.8%	83.1%	84.8%	82.8%	$12,384,010	$10,897,814	$45,533,472	$42,767,281

Lease-Up Properties 3)					Unit Occupancy				Net Operating Income 1)
			Ownership	State/	Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010	2011	2010	2011	2010
Monterey 4)	1	99	100.0%	CA	66.7%	59.7%	62.6%	58.7%	417,404	411,624	1,326,565	1,196,114

Total Lease-Up	1	99			66.7%	59.7%	62.6%	58.7%	$417,404	$411,624	$1,326,565	$1,196,114

Total Properties					Unit Occupancy				Net Operating Income 1)
			Ownership	State/	Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,
Community	Comm.	Units	Interest	Province	2011	2010	2011	2010	2011	2010	2011	2010
Connecticut Avenue 4)	1	100	100.0%	DC	98.2%	86.4%	92.3%	82.7%	$1,320,269	$881,686	$4,305,628	$3,173,737
AL US 4), 6)	15	1,091	100.0%	Various	89.1%	87.1%	88.2%	87.3%	8,326,591	7,963,175	31,567,051	31,620,723
Quebec 4)	3	246	100.0%	QU	71.3%	57.8%	64.7%	53.3%	954,125	604,745	2,455,498	1,305,882
Other Consolidated 4)	1	371	0.0%	NJ	72.6%	72.5%	73.5%	74.4%	386,576	248,550	1,949,725	1,748,850
Other Consolidated 4)	1	137	50.0%	MD	97.0%	97.5%	97.5%	96.4%	1,410,368	1,303,850	5,435,556	5,115,276
Other Consolidated 4), 5)	2	167	100.0%	Various	98.1%	103.5%	101.7%	103.6%	(13,919)	(104,192)	(179,986)	(197,187)
Monterey 4)	1	99	100.0%	CA	66.7%	59.7%	62.6%	58.7%	417,404	411,624	1,326,565	1,196,114

Total Properties	24	2,211			84.9%	82.0%	83.8%	81.7%	$12,801,414	$11,309,438	$46,860,037	$43,963,395

Footnotes:

1)	Net operating income from consolidated communities is not reduced by allocated management fees as we eliminate management fees from consolidated communities.
2)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of December 31, 2011. All managed communities are stabilized properties.
3)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of December 31, 2011.
4)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
5)	Property types are primarily condominium units and not typical Sunrise communities.
6)	Net operating income is consolidated from June 2, 2011 forward. The portfolio was a joint venture prior to June 2.
7)	This community is a joint venture community that we consolidate under the accounting guidelines. The information provided above only includes the results of operations of the operator who has a lease with an unconsolidated 3rd party. In 2011, the consolidated venture paid $1.7 million to the landlord in rent. In 2012, the terms of the lease will be re-negotiated and we expect the rent expense to increase significantly.

Sunrise Senior Living

Community Data

Leased Communities

Leased Communities				Unit Occupancy				Net Operating Income 1)
				Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,
Lessor	Comm.	Units	Country	2011	2010	2011	2010	2011	2010	2011	2010
HRPT 3), 5)	4	1,594	US	93.1%	93.4%	92.6%	93.2%	$7,103,929	$7,085,614	$28,238,512	$27,966,539
HRPT 3), 6)	10	2,308	US	85.3%	87.0%	85.8%	86.4%	4,206,891	5,376,352	19,825,595	20,112,438
HCP 3)	2	1,055	US	85.9%	87.4%	86.7%	88.6%	4,080,837	3,991,546	17,437,624	19,297,419
LTC 3)	3	186	US	84.4%	86.9%	85.7%	89.0%	785,691	911,743	3,110,877	3,016,650
Missouri River Corp. 3)	2	133	US	81.1%	88.6%	84.8%	86.3%	278,036	514,725	1,327,550	1,438,625
Oakmont 3)	3	228	US	93.4%	93.6%	92.1%	89.9%	1,522,939	1,187,904	5,438,983	4,899,188
Other 3)	2	171	US	91.7%	89.7%	93.3%	90.2%	550,527	470,768	2,926,893	2,180,638

Total Leased	26	5,675		88.0%	89.3%	88.3%	89.1%	$18,528,850	$19,538,652	$78,306,034	$78,911,497

Leased Communities				Lease Coverage- Straight-Line Lease Expense 2)		Lease Coverage- Straight-Line Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)		Lease Coverage-Cash Lease Expense 2)
		Current Lease Term		Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,
Lessor		Expiration 4)		2011	2010	2011	2010	2011	2010	2011	2010
HRPT (4 communities) 5)		2013		1.95	1.95	1.94	1.94	1.95	1.95	1.94	1.94
HRPT (10 communities) 6)		2013		0.92	1.17	1.07	1.10	1.04	1.12	1.21	1.05
HCP		2018		0.95	0.94	1.05	1.16	0.96	0.98	1.07	1.20
LTC		2018		1.15	1.36	1.15	1.14	1.15	1.36	1.15	1.14
Missouri River Corp.		2018		0.59	1.12	0.71	0.79	0.59	1.12	0.71	0.79
Oakmont		2012-2013		2.21	1.77	1.99	1.82	2.15	1.72	1.93	1.77
Other		2013		1.41	1.21	1.88	1.40	1.33	1.16	1.78	1.35

Total Leased				1.25	1.33	1.34	1.36	1.30	1.32	1.39	1.35

Footnotes:

1)	Net operating income from leased communities is not reduced by allocated management fees as we eliminate management fees from leased communities.
2)	Lease coverage is defined as net operating income divided by lease expense.
3)	Net operating income is a non-GAAP measure. Our nearest GAAP measure on our consolidated statement of operations is income/(loss) from operations. Net operating income excludes depreciation, amortization, lease expense, and impairment charges from these communities. On page 7 of the supplemental tables please refer to a complete reconciliation of net operating income to income/(loss) from operations.
4)	Lease agreements may include possible lease extensions.
5)	On December 29, 2011, we received 3rd party consent to the extension of the term of the four leases for an additional five-year term commencing January 1, 2014.
6)	We notified the landlord that the ten leases will terminate effective December 31, 2013.

Sunrise Senior Living

Community Data

Joint Venture Communities

Stabilized Properties 5)					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,
Venture Pool 1)	Comm.	Units	Country	Ownership Interest 4)	2011	2010	2011	2010	2011	2010	2011	2010
Pool 1	5	434	UK	20.00%	95.1%	89.2%	93.1%	89.5%	$4,147,860	$3,875,962	$16,050,557	$14,948,133
Pool 3	15	1,243	UK	9.81%	86.2%	77.4%	85.1%	75.4%	8,629,936	7,285,433	33,224,220	28,194,725
Pool 7 3)	29	2,082	US	40.00%	87.9%	89.7%	88.0%	87.7%	11,630,973	11,713,864	46,688,957	43,505,757
Pool 8	4	310	US	20.00%	92.1%	92.6%	90.6%	87.3%	2,491,029	2,229,059	9,142,287	8,233,858
Pool 9	12	872	US	25.00%	91.4%	92.4%	90.1%	90.3%	5,379,926	5,221,278	20,161,277	18,945,302
Pool 11	2	152	US	30.00%	91.2%	87.6%	91.3%	85.5%	1,025,518	895,230	4,268,506	3,318,027
Pool 13/14	4	298	US	20.00%	90.6%	89.8%	90.4%	88.7%	1,694,054	1,458,548	6,292,795	5,697,031
Pool 15 2)	7	601	US	32.12%	87.8%	86.0%	87.4%	85.1%	3,382,074	3,069,047	13,433,098	12,226,186
Pool 16 8)	8	621	US	20.00%	85.2%	83.8%	84.7%	83.5%	3,012,493	2,918,997	12,030,154	10,640,592
Pool 17 8)	3	229	US	20.00%	83.6%	77.5%	81.7%	72.7%	938,720	638,274	3,315,760	1,984,656
Pool 22 8)	1	76	US	20.00%	86.8%	92.4%	89.2%	83.0%	498,087	408,784	1,929,155	1,338,738
Pool 24	6	412	US	10%-50%	89.7%	90.1%	89.1%	89.7%	2,939,289	2,812,060	11,056,500	10,754,251

Total JV’s-Stabilized	96	7,330			88.5%	86.9%	87.9%	85.0%	$45,769,959	$42,526,536	$177,593,266	$159,787,256

Lease-Up Properties 6)					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,
Venture Pool 1)	Comm.	Units	Country	Ownership Interest 4)	2011	2010	2011	2010	2011	2010	2011	2010
Pool 2	2	156	UK	9.81%	93.7%	88.7%	92.8%	84.1%	$1,875,339	$1,651,693	$7,078,596	$5,777,119
Pool 4	3	237	UK	20.00%	96.3%	85.2%	90.3%	73.6%	2,692,329	2,072,890	9,384,718	6,164,100
Pool 5	1	81	UK	17.30%	84.4%	63.2%	76.8%	58.7%	332,087	199,033	928,322	438,938
Pool 6	1	114	UK	17.30%	91.1%	67.5%	83.7%	59.3%	750,776	253,887	2,110,675	637,698
Pool 18 8)	4	348	US	20.00%	75.3%	63.6%	70.9%	52.5%	1,471,807	808,442	5,266,126	1,217,129
Pool 19	3	295	US	20.00%	87.8%	72.0%	80.6%	62.6%	1,269,464	580,705	3,640,055	1,903,494
Pool 20	6	598	US	30.00%	75.6%	62.6%	70.2%	54.1%	2,468,184	1,809,172	8,631,806	3,673,983
Pool 21	2	222	US	20.00%	69.3%	49.1%	65.3%	41.0%	696,480	267,560	2,474,876	(256,960)
Pool 23 7)	1	323	US	30.00%	46.7%	43.9%	45.6%	40.5%	391,523	74,579	1,184,300	(278,598)

Total JV’s-Lease Up	23	2,374			76.8%	64.3%	72.2%	56.2%	$11,947,989	$7,717,961	$40,699,474	$19,276,903

Total Properties					Unit Occupancy				Net Operating Income of Venture
					Three Months Ended December 31,		Twelve Months Ended December 31,		Three Months Ended December 31,		Twelve Months Ended December 31,
Venture Pool 1)	Comm.	Units	Country	Ownership Interest 4)	2011	2010	2011	2010	2011	2010	2011	2010
Pool 1	5	434	UK	20.00%	95.1%	89.2%	93.1%	89.5%	$4,147,860	$3,875,962	$16,050,557	$14,948,133
Pool 2	2	156	UK	9.81%	93.7%	88.7%	92.8%	84.1%	1,875,339	1,651,693	7,078,596	5,777,119
Pool 3	15	1,243	UK	9.81%	86.2%	77.4%	85.1%	75.4%	8,629,936	7,285,433	33,224,220	28,194,725
Pool 4	3	237	UK	20.00%	96.3%	85.2%	90.3%	73.6%	2,692,329	2,072,890	9,384,718	6,164,100
Pool 5	1	81	UK	17.30%	84.4%	63.2%	76.8%	58.7%	332,087	199,033	928,322	438,938
Pool 6	1	114	UK	17.30%	91.1%	67.5%	83.7%	59.3%	750,776	253,887	2,110,675	637,698
Pool 7 3)	29	2,082	US	40.00%	87.9%	89.7%	88.0%	87.7%	11,630,973	11,713,864	46,688,957	43,505,757
Pool 8	4	310	US	20.00%	92.1%	92.6%	90.6%	87.3%	2,491,029	2,229,059	9,142,287	8,233,858
Pool 9	12	872	US	25.00%	91.4%	92.4%	90.1%	90.3%	5,379,926	5,221,278	20,161,277	18,945,302
Pool 11	2	152	US	30.00%	91.2%	87.6%	91.3%	85.5%	1,025,518	895,230	4,268,506	3,318,027
Pool 13/14	4	298	US	20.00%	90.6%	89.8%	90.4%	88.7%	1,694,054	1,458,548	6,292,795	5,697,031
Pool 15 2)	7	601	US	32.12%	87.8%	86.0%	87.4%	85.1%	3,382,074	3,069,047	13,433,098	12,226,186
Pool 16 8)	8	621	US	20.00%	85.2%	83.8%	84.7%	83.5%	3,012,493	2,918,997	12,030,154	10,640,592
Pool 17 8)	3	229	US	20.00%	83.6%	77.5%	81.7%	72.7%	938,720	638,274	3,315,760	1,984,656
Pool 18 8)	4	348	US	20.00%	75.3%	63.6%	70.9%	52.5%	1,471,807	808,442	5,266,126	1,217,129
Pool 19	3	295	US	20.00%	87.8%	72.0%	80.6%	62.6%	1,269,464	580,705	3,640,055	1,903,494
Pool 20	6	598	US	30.00%	75.6%	62.6%	70.2%	54.1%	2,468,184	1,809,172	8,631,806	3,673,983
Pool 21	2	222	US	20.00%	69.3%	49.1%	65.3%	41.0%	696,480	267,560	2,474,876	(256,960)
Pool 22 8)	1	76	US	20.00%	86.8%	92.4%	89.2%	83.0%	498,087	408,784	1,929,155	1,338,738
Pool 23 7)	1	323	US	30.00%	46.7%	43.9%	45.6%	40.5%	391,523	74,579	1,184,300	(278,598)
Pool 24	6	412	US	10%-50%	89.7%	90.1%	89.1%	89.7%	2,939,289	2,812,060	11,056,500	10,754,251

Total Joint Ventures	119	9,704			85.7%	81.3%	84.0%	78.0%	$57,717,948	$50,244,497	$218,292,740	$179,064,159

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	On October 12, 2011, we and our venture partner in a portfolio of seven communities transferred ownership of the portfolio to a new joint venture owned approximately 68 percent by CNL Income Partners, LP, a subsidiary of CNL Lifestyle Properties, Inc. and approximately 32 percent by us.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized. Operating results include the results from 6 New York entities that are leased and operated by Sunrise but owned by the venture. The venture net operating income reflects a 7% management fee expense for quarter and year to date 2010 and a 5% management fee expense for quarter and year to date 2011.
4)	In certain situations, our share of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	Stabilized properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or all of the communities in the pool have been open and operating for more than 36 months as of December 31, 2011.
6)	Lease-up properties are single properties or pools of properties owned or leased by us or owned by a joint venture where the single property or any of the communities in the pool have been open and operating for less than 36 months as of December 31, 2011.
7)	Unit count includes 240 condo units associated with pool 25, however, NOI only reflects the assisted living component of this venture which was 91.4% occupied for the three months ended 12/31/2011.
8)	These venture pools are being marketed for sale.

Sunrise Senior Living

Community Data

Management Contracts

Joint Venture Communities					Management Fees 2)
					Three Months Ended December 31,		Twelve Months Ended December 31,
Venture Pool 1)	Comm.	Units	Country	Average Maturity Date	2011	2010	2011	2010
Pool 1 3)	5	434	UK	2028	$795,647	$11,152	$3,161,207	$2,329,443
Pool 2	2	156	UK	2037	339,116	304,794	1,313,883	1,005,473
Pool 3	15	1,243	UK	2037	2,019,288	1,835,842	7,689,358	6,769,100
Pool 4	3	237	UK	2024	337,057	283,042	1,266,687	988,545
Pool 5	1	81	UK	2039	131,026	118,633	504,461	438,453
Pool 6	1	114	UK	2039	231,021	145,991	846,634	493,840
Pool 7 7)	29	2,082	US	2028	1,460,783	2,484,116	5,830,369	9,646,466
Pool 8	4	310	US	2032	467,179	447,328	1,805,948	1,695,463
Pool 9 5)	12	872	US	2030	1,144,939	1,115,353	4,473,650	4,326,172
Pool 11	2	152	US	2038	149,565	142,203	605,060	542,391
Pool 13/14	4	298	US	2037	332,221	332,291	1,291,417	1,289,353
Pool 15	7	601	US	2030	739,145	690,109	2,923,943	2,736,542
Pool 16 3)	8	621	US	2030	717,610	675,119	2,837,477	2,320,455
Pool 17 3)	3	229	US	2030	262,914	225,547	994,352	825,763
Pool 18	4	348	US	2037	378,440	340,043	1,401,619	1,292,308
Pool 19 6)	3	295	US	2037	287,810	247,716	1,062,249	945,063
Pool 20	6	598	US	2037	439,316	599,300	2,191,154	2,166,585
Pool 21	2	222	US	2038	195,531	167,588	760,925	667,088
Pool 22	1	76	US	2038	107,172	108,567	434,001	359,476
Pool 23 & Pool 25 9)	1	323	US	2034	0	0	0	0
Pool 24	6	412	US	Various	516,871	504,704	2,026,538	1,983,154

Total Joint Ventures	119	9,704			$11,052,651	$10,779,438	$43,420,932	$42,821,133

Managed Communities					Management Fees 2)
					Three Months Ended December 31,		Twelve Months Ended December 31,
Owner	Comm.	Units	Country	Average Maturity Date	2011	2010	2011	2010
Care Institute	2	209	US	2011	$153,481	$162,564	$628,926	$630,258
Cooperative 11)	2	684	US	2012 and 2034	661,126	697,729	2,561,898	2,616,039
HCPI 8)	46	4,514	US	2028-2038	5,310,521	4,670,643	18,581,442	17,078,543
Inova	4	313	US	2013	374,425	358,754	1,593,109	1,425,974
Ventas 4)	79	6,507	US	2034-2037	5,863,166	5,752,236	23,087,193	19,307,343
Wedum Foundation	4	235	US	2013	234,275	238,744	946,922	954,975
Other	5	681	US	Various	371,020	475,755	1,499,269	1,832,748

Total Managed	142	13,143			$12,968,014	$12,356,425	$48,898,759	$43,845,880

Total JV and ManageCommunities	261	22,847			$24,020,665	$23,135,863	$92,319,691	$86,667,013

Other/Terminated Management Fees 10)					$1,879	$3,262,378	$3,812,534	$21,164,695

Total Management Fees					$24,022,544	$26,398,241	$96,132,225	$107,831,708

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	The majority of our management contracts contain performance based termination tests with certain limited cure rights.
3)	Sunrise made a cure payment to these ventures related to community financial performance.
4)	Sunrise entered into amended and restated master and management agreements governing these communities effective as of December 1, 2010.
5)	Contracts contain at-will termination provisions for a specified fee to Sunrise.
6)	Current fee partially subordinated due to lender related financial covenants.
7)	In January 2011, as part of the recapitalization of the venture our management contract was amended, restated and extended to 2041.
8)	The contracts relating to one portfolio of 14 properties contain at-will termination provisions for a specified fee to Sunrise.
9)	No management fees are associated with this venture as these fees are eliminated due to accounting for this venture under the profit sharing method.
10)	Includes $2.4 million for the twelve months ended December 31, 2011 from the previous AL US venture.
11)	The owner has notified us that they will not seek to extend us as manager with respect to the community with a 2012 contract maturity. We earned approximately $1.5 million in management fees from this community in 2011.

Sunrise Senior Living

Consolidated and Joint Venture Debt

Scheduled Debt Maturities as of December 31, 2011

(dollars in thousands)
Consolidated Debt
Consolidated Communities	Ownership Percentage	Number of Communities	Maturity Date 6)	Weighted Aver. Interest Rate	Outstanding Debt	In Default	SRZ Guaranty
AL US Development Portfolio	100.00%	15	Jun 15	4.27%	$321,992	$—	N
Connecticut Ave	100.00%	1	Jun 12	4.82%	27,713	—	Y
Monterey	100.00%	1	Jun 13	3.50%	21,021	—	N
Quebec 7)	100.00%	3	Apr 11	4.75%	45,907	45,907	Y
Cedar Parke	0.00%	1	Jul 29	0.70%	21,770	1,365	Y

Consolidated Community Debt		21			$438,403	$47,272

Revolving Credit Facility	100.00%	0	Jun 14	5.54%	$39,000	$—	Y
Convertible Notes	100.00%	0	Apr 41	5.00%	86,250	—	Y
Restructure Note	100.00%	0	Oct 12	0.00%	26,255	—	Y
Restructure Note	100.00%	0	Apr 14	0.00%	3,757	—	Y

Other Consolidated Debt		0			$155,262	$—

Total Consolidated Debt		21			$593,665	$47,272

Joint Venture Entities
Venture Pool 1)	Ownership Percentage 4)	Number of Communities	Maturity Date 6)	Weighted Aver. Interest Rate	Outstanding Debt	In Default	SRZ Guaranty
Pool 1	20.00%	5	May 13	4.64%	$129,188	$—	N
Pool 2	9.81%	2	Jan 15	5.13%	57,949	—	N
Pool 3 10)	9.81%	15	Jul 14	3.41%	621,028	621,028	N
Pool 4	20.00%	3	Nov 2012-Jun 2013	2.43%	87,936	—	Y
Pool 5 11)	16.90%	1	Dec 12	2.13%	28,778	—	Y
Pool 6	16.90%	1	Apr 13	3.88%	34,515	—	Y
Pool 7 3)	40.00%	29	Feb 14	6.76%	434,940	—	N
Pool 8	20.00%	4	Apr 14	5.89%	76,010	—	N
Pool 9	25.00%	12	Jan 14	6.00%	183,256	—	N
Pool 11	30.00%	2	Mar 13	5.23%	35,571	—	N
Pool 13/14 13)	20.00%	4	Jan 19	4.98%	58,500	—	N
Pool 15 2)	32.12%	7	Nov 18	4.80%	120,000	—	N
Pool 16 14)	20.00%	8	Apr 12	6.50%	109,850	—	Y
Pool 17	20.00%	3	Dec 12	6.50%	41,964	—	Y
Pool 18	20.00%	4	Jul 2012-Dec 2012	3.25%	75,868	—	Y
Pool 19 12)	20.00%	3	Jan 13	5.00%	62,867	62,867	N
Pool 20 8)	30.00%	6	Apr 14	4.58%	104,549	—	N
Pool 21	20.00%	2	Oct 12	6.50%	56,993	—	Y
Pool 22 15)	20.00%	1	Dec 11	7.00%	14,561	14,561	Y
Pool 23 5)	30.00%	1	Dec 11	5.77%	29,855	29,855	Y
Pool 24 16)	10%-50%	6	Dec 2011-Jan 2020	6.29%	58,299	5,351	N
Pool 25 5)	30.00%	0	Sep 11	8.40%	116,355	116,355	Y

Total Joint Ventures 9)		119			$2,538,832	$850,017

Footnotes:

1)	Legal names of the venture and partner are omitted due to possible confidentiality concerns in the governing documents. Venture pools represent pools of properties owned by a joint venture that were financed together as a distinct loan pool, other than pool 24 which is an amalgamation of six single property joint ventures.
2)	On October 12, 2011, we and our venture partner in a portfolio of seven communities transferred ownership of the portfolio to a new joint venture owned approximately 68 percent by CNL Income Partners, LP, a subsidiary of CNL Lifestyle Properties, Inc. and approximately 32 percent by us. As part of our new venture the portfolio was recapitalized with a new loan in the amount of $120.0 million with a seven year term.
3)	In January 2011, we increased our ownership percentage from 10% to 40% and the venture was recapitalized.
4)	In certain situations, our respective percentage shares of cash distributions, profits or losses, are not equal to our ownership percentage.
5)	As of December 31, 2011, loans of $116.4 million for the residential condominium venture and $29.9 million for the assisted living venture are both in default. We have accrued $3.3 million in default interest relating to these loans. In February 2012, the lenders for the residential condominium venture commenced legal proceedings necessary to foreclose on the assets of the residential condominium venture. We are still in discussion with the lender for the assisted living venture regarding the default on the loan.
6)	Maturity dates assume exercising extensions allowable under the loan documents.
7)	Three communities in Canada that are wholly owned have been slow to lease up. The outstanding loan balance relating to these communities is non-recourse to us but we have provided operating deficit guarantees to the lender. We are not currently funding under these operating deficit guarantees. The principal balance of $47.9 million was due on April 30, 2011. In February 2012, we entered into a loan modification that, among other things (i) extended the loan on our three Canadian communities two years from the modification date, (ii) provided for a termination of our operating deficit guarantee 42 months from the modification date, (iii) cross collateralized the three communities, (iv) increased the interest rate from the TD Bank Prime rate plus 175 bps to TD Bank Prime rate plus 200 bps, and (v) obligated us to complete a reminiscence conversion in a section of one of the communities.
8)	On August 2, 2011, we and our venture partner in a portfolio of six communities transferred ownership of the portfolio to a new joint venture owned 70 percent by a wholly-owned subsidiary of CNL Lifestyle Properties (“CNL Sub”) and 30 percent by us. As part of our new venture agreement with CNL Sub, from the start of year four to the end of year six, we will have a buyout option to purchase CNL Sub’s 70 percent interest in the venture for a 16% internal rate of return to CNL Sub. In addition, the new venture modified the existing mortgage loan in the amount of $133.2 million to provide for, among other things, (i) pay down of the loan by approximately $28.7 million and (ii) an extension of the maturity date of the loan to April 2014 which may be extended by two additional years under certain conditions. In connection with the transaction, we contributed $8.1 million and CNL Sub contributed $19.0 million to the new venture.
9)	Sunrise’s share of joint venture debt as of December 31, 2011 is $564 million.
10)	The venture’s mortgage loan is in default at December 31, 2011 due to a violation of certain loan covenants. The mortgage loan balance was $621.0 million as of December 31, 2011. The loan is collateralized by 15 communities owned by the venture located in the United Kingdom. The lender has rights which include foreclosure on the communities and/or termination of our management agreements. The venture has signed a revocable stand still agreement with the lender with the goal to negotiate a loan modification. During the twelve months ended December 31, 2011, we recognized $9.0 million in management fees from this venture. Our United Kingdom Management segment reported $1.6 million in income from operations for the twelve months ended December 31, 2011. Our investment balance in this venture was zero at December 31, 2011.
11)	The debt default was cured in October, 2011.
12)	The venture entered into a forbearance agreement with the lender in October, 2011. In connection with the forbearance agreement, Sunrise was released of its guarantee obligations.
13)	In December 2011, we closed on a new 7 year loan with a fixed rate of 4.98%. As a result of the new loan, the existing ODA’s were terminated.
14)	The existing loan was extended for 90 days in December 2011.
15)	The existing loan was extended through June in January 2012.
16)	One of the communities is in default as of 12/31/2011 but a forbearance agreement is in place.

SUNRISE SENIOR LIVING, INC.

Reconciliation For Consolidated Net Operating Income

Consolidated Net Operating Income

Net operating income is a measure of operating performance that is not calculated in accordance with U.S. generally accepted accounting principles and should not be considered as a substitute for income/loss from operations or net income/loss. Management considers net operating income to be a useful measure in analyzing our community operating income without regard to management fees and other adjustments.

The following table reconciles net operating income from consolidated communities to loss from operations. (in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Consolidated Community NOI	$12,801	$11,309	$46,860	$43,963
Leased Community NOI	18,529	19,539	78,306	78,911

Total Consolidated NOI	31,330	30,848	125,166	122,874
Less: AL US NOI (during period the venture was not consolidated)	—	(7,963)	(13,681)	(31,621)
Plus: NOI from Consolidated New York communities leased from a venture (NOI is reflected in Joint Venture loan pool analysis)	4,209	—	16,402	—

Adjusted Total Consolidated NOI	35,539	22,885	127,887	91,253
Less: Consolidated Community Lease Expense (includes $4.3 million and $12.3 million, respectively, for the three months ended and nine months ended of lease expense from consolidated New York communities leased from a venture)	19,163	15,067	76,444	59,715
Less: Depreciation and Amortization	10,771	11,758	37,523	40,637
Less: Impairment of long-lived assets	4,480	1,274	12,734	5,647

	$1,125	$(5,214)	$1,186	$(14,746)

Plus: Other Sunrise Revenue
Management fees	24,022	26,399	96,132	107,832
Buyout fees	641	9,815	3,685	63,286
Ancillary fees	7,793	10,601	30,544	43,136
Professional fees from development, marketing and other	1,100	739	2,498	4,278
Reimbursed costs incurred on behalf of managed communities	172,122	178,761	715,290	827,240

Total Other Revenue	205,678	226,315	848,149	1,045,772

Less: Other Sunrise Expense
Ancillary expenses	7,297	10,000	28,396	40,504
General and administrative	26,258	33,716	114,474	126,566
Carrying costs of liquidating trust assets	756	981	2,456	3,146
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	—	(1,978)	—	(1,305)
Restructuring costs	—	805	—	11,690
Allowance for uncollectible receivables from owners	711	2,177	2,073	4,991
(Gain) loss on financial guarantees and other contracts	(2,088)	41	(2,100)	518
Costs incurred on behalf of managed communities	173,206	179,154	719,159	831,008
Misc. Expense for Non-Operating Communities	(364)	217	(957)	595
Total Other Expense	205,776	225,113	863,501	1,017,713

(Loss) income from operations	$1,027	$(4,012)	$(14,166)	$13,313